UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2025

SECURITY NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Ascension Way, 6th Floor, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 264-1060

Does Not Apply

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Class A Common Stock	SNFCA	The Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) was held on June 27, 2025, in Salt Lake City, Utah. As of April 21, 2025, the record date, there were issued and outstanding 21,324,826 shares of Class A common stock (including 1,012,466 shares of treasury stock) and 3,417,170 shares of Class C common stock (including 99,623 shares of treasury stock) for a total of 24,741,996 shares of the Company’s common stock outstanding. A majority of the outstanding shares of Class A and Class C common stock (or 11,814,954 shares) constituted a quorum for the transaction of business at the Annual Meeting. The Annual Meeting met the quorum requirements. A total of 19,756,812 shares were represented in person or by proxy and voted at the Annual Meeting, 16,468,953 shares of Class A common stock and 3,287,859 shares of Class C common stock, constituting in excess of majorities of each of those classes.

At the Annual Meeting, the Company’s stockholders (i) approved the election of Scott M. Quist, Robert G. Hunter M.D., Jason G. Overbaugh, Shital A. Mehta, John L. Cook, S. Andrew Quist, Gilbert A. Fuller, Adam G. Quist, and H. Craig Moody as directors of the Company; (ii) approved the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued); and (iii) ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025.

The results of the voting at the Annual Meeting on the matters submitted to the stockholders are set forth below. The voting results at the Annual Meeting set forth below reflect the weighted voting for the Class C common shares, which have a weighted voting of ten votes per share.

1. To elect three directors to be voted upon by the Class A common stockholders voting separately as a class to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Scott M. Quist	Class A	9,273,616	4,219,451	13,493,067
Robert G. Hunter, M.D.	Class A	7,246,594	6,246,473	13,493,067
Jason G. Overbaugh	Class A	9,268,391	4,224,676	13,493,067

2. To elect the remaining six directors to be voted upon by the Class A and Class C common stockholders together to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Shital A. Mehta	Class A	7,758,279	5,734,788	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	40,636,869	5,734,788	46,371,657

John L. Cook	Class A	7,758,396	5,734,671	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	40,636,986	5,734,671	46,371,657

S. Andrew Quist	Class A	9,271,864	4,221,203	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	42,150,454	4,221,203	46,371,657

Gilbert A. Fuller	Class A	7,201,812	6,291,255	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	40,080,402	6,291,255	46,371,657

Adam G. Quist	Class A	9,270,648	4,222,419	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	42,149,238	4,222,419	46,371,657

H. Craig Moody	Class A	6,971,732	6,521,335	13,493,067
	Class C	32,878,590	-	32,878,590
	Total	39,850,322	6,521,335	46,371,657

3. To approve the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued).

Class	Votes For	Votes Against	Votes Abstaining
Class A	9,116,402	4,360,047	16,618
Class C	32,878,590	-	-
Total	41,994,992	4,360,047	16,618

4. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the year ending December 31, 2025:

Class	Votes For	Votes Against	Votes Abstaining
Class A	16,398,503	67,981	2,469
Class C	32,878,590	-	-
Total	49,277,093	67,981	2,469

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: July 1, 2025	By:	/s/ Scott M. Quist
Scott M. Quist, Chairman, President and
Chief Executive Officer